UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2010

Morgans Hotel Group Co.
(Exact name of registrant as specified in its charter)

Delaware	001-33738	16-1736884
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 277-4100

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 . Entry into a Material Definitive Agreement.
On July 9, 2010, two subsidiaries of Morgans Hotel Group Co. (the “Company”), Henry Hudson Holdings LLC and Mondrian Holdings LLC, each entered into a Forbearance Agreement, with Bank of America, N.A., as trustee in connection with the lenders which hold mortgage loans secured by the Company’s Hudson hotel property in New York City and Mondrian Los Angeles hotel in Los Angeles (the “Forbearance Agreements”). The Forbearance Agreements effectively extend the maturity date of the Hudson and Mondrian mortgage loans from July 12, 2010 to September 12, 2010. Copies of the Forbearance Agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference. The foregoing description of the Forbearance Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Forbearance Agreements.
Item 7.01. Regulation FD Disclosure.
On July, 12, 2010, the Company issued a press release announcing the entry into the Forbearance Agreements described in Item 1.01. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
The press release furnished as Exhibit 99.1 shall not be deemed “filed” with the Securities Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit Number	Description
10.1	Forbearance Agreement, dated July 9, 2010, by and between Bank of America, N.A., as Trustee for the Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8 and Henry Hudson Holdings LLC, a Delaware limited liability company, the Borrower.

10.2	Forbearance Agreement, dated July 9, 2010, by and between Bank of America, N.A., as Trustee for the Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8 and Mondrian Holdings LLC, a Delaware limited liability company, the Borrower.

99.1	Press Release, dated July 12, 2010, regarding the Forbearance Agreements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.
Date: July 13, 2010	By:	/s/ Richard Szymanski
Richard Szymanski
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description
10.1	Forbearance Agreement, dated July 9, 2010, by and between Bank of America, N.A., as Trustee for the Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8 and Henry Hudson Holdings LLC, a Delaware limited liability company, the Borrower.

10.2	Forbearance Agreement, dated July 9, 2010, by and between Bank of America, N.A., as Trustee for the Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8 and Mondrian Holdings LLC, a Delaware limited liability company, the Borrower.

99.1	Press Release, dated July 12, 2010, regarding the Forbearance Agreements.